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                              QUALITY FOOD CENTERS, INC.
                                 AMENDED AND RESTATED
                           1987 INCENTIVE STOCK OPTION PLAN



    This Amended and Restated Incentive Stock Option Plan (the "Plan") of QUALITY FOOD CENTERS, INC., a Washington corporation (the "Corporation") is intended to qualify under Section 422A of the Internal Revenue Code of 1986 (the "Code").

    1.   PURPOSE

    The purpose of the Plan is to retain the services of key employees of the Corporation, to encourage such employees to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the stockholders, and to serve as an aid and inducement in the hiring of new key employees.

    2.   ADMINISTRATION

    The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), except that the Board, in its discretion, may establish a committee composed of members of the Board for this purpose (the "Committee"), which Committee may be an executive committee or some other committee especially created for this purpose. Any such Committee shall have such of the powers and authority vested in the Board hereunder as the Board may delegate to it (including the power and authority to interpret any provision of the Plan or of any Incentive Stock Option issued under it). The members of any such Committee shall serve at the discretion of the Board.

    The interpretation and construction by the Board of any provisions of the Plan or of any Incentive Stock Option, or any rule or regulation promulgated in connection therewith, shall be conclusive and binding, both on the Corporation and on the optionees.

    3.   ELIGIBILITY

    Persons eligible to receive Incentive Stock Options shall be such regular and full-time employees of the Corporation holding key positions (the "Employees" or "Employee") as the Board, in its discretion, may select.

    4.   STOCK

    The Stock for which options may be granted under the Plan shall be an aggregate of not more than 1,700,000 of the Corporation's authorized but unissued or reacquired, Common Stock, par value $.001 per share (the "Stock"), subject to adjustment as set forth in Section 5(k) below. If any outstanding Incentive Stock Option expires or is terminated for any reason, those shares of Stock allocable to the unexercised portion of such Incentive Stock Option may again be subject to an Incentive Stock Option granted to the same or to a different Employee.

    5.   TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

    Incentive Stock Options shall be evidenced by written agreements approved by the Board (the "Agreements"). Agreements may contain such additional provisions, not inconsistent herewith, as the Board in its discretion may deem advisable. All Incentive Stock Options shall also comply with the following requirements.


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              (a)  NUMBER OF SHARES

    Each agreement shall state the number of shares to which it pertains.

              (b)  DATE OF GRANT

    Each Agreement shall state the date which the Board of Directors has deemed to be the effective date of the Incentive Stock Options granted thereunder (the "Date of Grant").

              (c)  OPTION PRICE

                   (1) Each Incentive Stock Option shall state the price per share of Stock at which it is exercisable (the "Option Price"). This Price shall be equal to or greater than the fair market value of the Stock on the Date of Grant as established by the Board.

                   (2) If an Employee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent or subsidiary corporation the Option Price shall be one hundred ten percent (110%) of the value otherwise determined in section 5(c)(1) above and such Incentive Stock Option must lapse by its terms within five (5) years from the Date of Grant. The attribution of stock ownership rules in Section 425(d) of the Code are incorporated herein by this reference and apply for purposes of calculating the ten percent (10%) voting power limitation.

              (d)  LIMITATIONS

    The Stock with respect to which Incentive Stock Options are granted to an Employee by the Corporation and its parent or subsidiary corporations shall not exceed $100,000 aggregate fair market value (determined at the Date of Grant) exercisable for the first time during any calendar year.

              (e)  TERMINATION OF EMPLOYMENT

                   (1) DEATH: If Employee's employment with the Corporation is terminated by reason of death, the Employee's personal representative, heirs or devisees shall be entitled to exercise all vested Incentive Stock Options for three (3) months after the date of death.

                   (2) DISABILITY: If Employee's employment with the Corporation is terminated by reason of disability (within the meaning of section 105(d)(4) of the Code, incorporated herein by this reference) the Employee shall be entitled to exercise all vested Incentive Stock Options for one (1) year after the date of disability.

                   (3) CERTAIN TERMINATION: a) If the Employee's employment by the Corporation is terminated by the Corporation for willful or wanton misconduct, all Options granted to the Employee, whether vested or unvested, shall terminate at the time of the Employee's termination. b) If the Employee has been granted options in connection with a promotion within the Corporation and is subsequently, voluntarily or involuntarily, demoted, the Employee shall be entitled to exercise all vested Options not otherwise terminated until the end of the expiration period in Section 5(c)2 above or Section 5(f)2 below. Each unvested option granted in connection with such promotion shall terminate automatically at the date of demotion.

                   (4) OTHER TERMINATION: a) If Employee's employment by the Corporation is terminated, voluntarily or involuntarily, for any other reason, the Employee shall be entitled to exercise all Incentive Stock Options that are vested on the date of termination for a period of one (1) month after such date of termination. b) Notwithstanding the foregoing, if an Employee shall have attained the age of sixty-two (62) years or more by the date on which such Employee's employment by the Corporation is terminated pursuant to this
Section 5(e)(4), all Incentive Stock Options held by such Employee shall accelerate and become fully vested and immediately exercisable for a period of one (1) month beginning on the date of such termination.


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              (f)  VESTING AND TERM OF INCENTIVE STOCK OPTIONS

                   (1) VESTING: In order to ensure that the Corporation will receive the benefits contemplated in exchange for the grant of Incentive Stock Options pursuant hereto, no Incentive Stock Option shall be exercisable until it has vested or as provided in subsection (k) below. The vesting schedule for each Incentive Stock Option shall be specified by the Board at the time of grant of the Option; provided however, that should the Board for any reason fail to specify such vesting schedule, Incentive Stock Options granted hereunder will be exercisable according to the following vesting schedule:

         20% of the Incentive Stock Options may be exercised after the first anniversary of the Date of Grant.

         40% of the Incentive Stock Options may be exercised after the second anniversary of the Date of Grant.

         60% of the Incentive Stock Options may be exercised after the third anniversary of the Date of Grant.

         80% of the Incentive Stock Options may be exercised after the fourth anniversary of the Date of Grant.

         100% of the Incentive Stock Options may be exercised after the fifth anniversary of the Date of Grant.

                   (2) TERM: Each Incentive Stock Option shall terminate, to the extent not previously exercised, upon the occurrence of the first to occur of the following events: (i) the expiration of the period prescribed in Section 5(e) above; or (ii) the date which is ten (10) years after the Date of Grant.

              (g)  EXERCISE OF INCENTIVE STOCK OPTIONS

    Incentive Stock Options shall be exercisable, either in whole or in part, at any time after vesting. If less than all of the shares included in the vested portion of any Incentive Stock Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Incentive Stock Option term. Only whole shares may be issued pursuant to an Incentive Stock Option, and to the extent that an Incentive Stock Option covers a fraction of a share, it is unexercisable. Incentive Stock Options or portions thereof may be exercised by giving written notice to the Corporation, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate option price for the Stock so purchased in accordance with section 5(1) below. The Corporation shall not be obligated to issue, transfer or deliver a certificate of Stock to any Employee, or to his personal representative, until the aggregate option price has been paid for all shares for which the Incentive Stock Option shall have been exercised.

              (h)  RIGHTS AS A STOCKHOLDER

    An optionee or a transferee of an Incentive Stock Option shall have no rights as a stockholder with respect to any shares covered by the Incentive Stock Option until the optionee becomes a record holder of such shares, irrespective of whether or not he or she has given notice of exercise. Subject to the provisions of Section 5(k) hereof, no rights shall accrue to an optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the capital stock of the Corporation for which the record date is prior to the date the optionee becomes a record holder of the shares covered by the Incentive Stock Option, irrespective of whether or not he or she has given notice of exercise.


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              (i)  TRANSFER OF INCENTIVE STOCK OPTION

    Incentive Stock Options shall not be transferable by the optionee other than by will or the laws of descent and distribution.

              (j)  SECURITIES REGULATION

    No Incentive Stock Option shall be exercisable unless such Incentive Stock Option and Stock to be issued pursuant thereto shall be registered under appropriate federal and state securities laws, or shall be exempt therefrom, in the opinion of the Board of Directors upon advice of counsel to the Company. Each Agreement shall contain adequate provisions to assure that there be no violation of such laws. Where necessary to effect exemption from registration under such laws, an optionee hereunder shall be required to take Stock with investment intent, and not with a view to distribution, and to give the Board a letter to that effect in form suitable to the Board. The Board may take such action or require such action or agreement by optionees as may from time to time be necessary to comply with federal and state securities laws. This provision shall in no way obligate the Corporation to undertake registration of Incentive Stock Options or Stock hereunder. The issuance, transfer or delivery of certificates of Stock pursuant to the exercise of Incentive Stock Options may be delayed, at the discretion of the Board, until the Board is satisfied that the applicable requirements of the federal and state securities laws have been met.

              (k)  STOCK DIVIDEND, REORGANIZATION OR LIQUIDATION

    Until the optionee becomes a record holder of the shares of Stock covered by each outstanding Incentive Stock Option, the number of such shares and the option price per share thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares, payment of a stock dividend, or any other increase or decrease in the number of shares effected without receipt of or for a nominal consideration by the Corporation.

    If the presently authorized capital stock of the Corporation is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Stock within the meaning of the Plan, and each Incentive Stock Option shall apply to the same number of shares immediately prior to such change.

    If the Corporation is the surviving or resulting corporation in any "reorganization," as that term is defined in Section 368 of the Code, each outstanding Incentive Stock Option shall apply to such securities of the corporation after the reorganization as a holder of the number of shares of Stock subject to the Incentive Stock Option would be entitled under the terms of such reorganization. If, pursuant to the terms of any reorganization in which the Corporation is not the surviving or resulting corporation, Incentive Stock Options granted hereunder are assumed by the surviving or resulting corporation, each Incentive Stock Option shall continue in full force and effect, and shall apply to such securities of the surviving corporation as a holder of the number of shares of Stock subject to the Incentive Stock Option would be entitled under the terms of the reorganization. Should there be any such surviving or resulting corporation to which Incentive Stock Options would then be deemed to apply, the terms of such options shall be fixed solely by the terms of any applicable reorganization or other agreement, and holders of Incentive Stock Options shall have no rights whatsoever concerning the type and terms of the substituted securities to which Incentive Stock Options would then apply. In particular, holders of Incentive Stock Options shall have no rights as to the setting of distribution, payment, expiration or maturity dates of any preferred stock, certificates, bonds, debentures, warrants, rights, options or other securities of any surviving or resulting corporation, with respect to the date or dates of exercise of such Incentive Stock Options; but any such distribution, payment expiration or maturity date shall be determined solely by the terms of any such reorganization or other agreement.

    If the Corporation is liquidated or dissolved, or if there is a reorganization in which the Corporation is not the surviving or resulting corporation and the Incentive Stock Options granted hereunder are not assumed by the surviving or resulting corporation, the Board, in its sole discretion, may allow the holders of any outstanding Incentive Stock Options to exercise all or any part of the unvested portion of the Incentive


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Stock Options held by them; provided, however, that such Incentive
Stock Options are exercised prior to the effective date of the liquidation or dissolution or reorganization. If the option holders do not exercise their Incentive Stock Options prior to such effective date, or if the Corporation does not allow the option holders to exercise the unvested portion of such Incentive Stock Options, each outstanding Incentive Stock Option shall terminate as of the effective date of the liquidation or dissolution or reorganization.

    In lieu of assuming any Incentive Stock Option, any resulting or surviving corporation may substitute new options for Incentive Stock Options, as contemplated by Section 425 of the Code and in such event each outstanding Incentive Stock Option shall terminate as of the date of effectiveness of the corresponding substitute option. In the event of reorganization, surviving Incentive Stock Options or substitute options shall have the same vesting dates as the corresponding Incentive Stock Options granted hereunder.

    The foregoing adjustments in the shares subject to Incentive Stock Options shall be made by the Board, or by any successor administrator of the Plan, or by applicable terms of any assumption or substitution document; and such adjustments so made shall be final, binding and conclusive.

    Except as provided in this Section 5(k), no optionee shall have rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend, or any other increase or decrease in the number of shares of stock, or by reason of any liquidation, dissolution, corporate combination or division; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Incentive Stock Option.

    The grant of an Incentive Stock Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

              (l)  PAYMENT UPON EXERCISE OF INCENTIVE STOCK OPTION

    In addition to payment in cash by certified check or cashier's check, an optionee or transferee of an Incentive Stock Option may pay for all or a portion of any shares purchased under the terms of an Incentive Stock Option by exchanging shares of stock in the Corporation previously held by him or her for shares in the Corporation to be purchased pursuant to the Incentive Stock Option or, with the permission of the Board, by having shares withheld from the number of shares of stock to be received by the optionee or transferee. The shares to be exchanged in payment for shares purchased pursuant to an Incentive Stock Option shall have a fair market value equal to the Option Price (or the portion thereof to be paid by the exchange of shares).

    6.   TERM OF PLAN

    Incentive Stock Options may be granted only until a date ten (10) years from the earlier of the date of approval of the Plan by the stockholders of the Corporation, or the date of adoption of the Plan by the Corporation.

    7.   NO OBLIGATION TO EXERCISE STOCK OPTIONS

    The granting of an Incentive Stock Option shall impose no obligation upon the optionee to exercise such Incentive Stock Option.

    8.   NO RIGHT TO INCENTIVE STOCK OPTIONS OR EMPLOYMENT

    The grant of any Incentive Stock Options hereunder shall be exclusively within the discretion of the Board and nothing contained herein shall be construed as giving any Employee any right to participate hereunder. The granting of an Incentive Stock Option hereunder shall in no way constitute any form of


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agreement or understanding binding on the Corporation, express or implied, that the Corporation will employ an optionee for any length of time.

    9.   APPLICATION OF FUNDS

    The proceeds received by the Corporation from the sale of Stock pursuant to Incentive Stock Options granted hereunder shall be used for general corporate purposes.

    10.  INDEMNIFICATION OF BOARD AND COMMITTEE

    In addition to all other rights or indemnification they may have as directors of the Corporation or as members of the Committee, members of the Board and of the Committee shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type and nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, any Incentive Stock Option granted hereunder; and against all amounts paid by them in settlement thereof (if such settlement be approved by the independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it be adjudged such Board or Committee members are liable for willful misconduct; provided that within fifteen (15) days after institution of any such action, suit or proceeding, the Board or Committee member(s) involved therein shall, in writing, notify the Corporation thereof, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

    11.  AMENDMENT OF PLAN

    The Board may, at any time, modify or amend this Plan and any Incentive Stock Option granted hereunder; except that no amendment with respect to an outstanding Incentive Stock Option shall be made over the objection of the optionee thereof.

                                       DATED:  February 21, 1996

                                       QUALITY FOOD CENTERS, INC.

                                         /s/   MARC W. EVANGER
                                       -----------------------------------
                                         Marc W. Evanger, Secretary


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